                                    SA#ICC972901
WORLD COM [LOGO]

WORLDCOM PRIVATE LINE SERVICE
(REVENUE PLAN)

This Application for Data Services (the "Agreement") is made by ICON CMT CORP., ("Customer"), a Delaware corporation with its principal office at 1200 Harbor Boulevard, Weehawken, New Jersey, 07087, ("Customer"), and WORLDCOM, INC., a Georgia corporation ("WorldCom"), for service described below.

1. SERVICE: Interexchange telecommunications service (the "Private Line Service") will be provided by WorldCom pursuant to the applicable of WorldCom Network Services, Inc. d/b/a WilTel Network Services, Inc., a wholly owned subsidiary of WorldCom, (the "tariffs"). The Tariffs provide terms and conditions of the Service which include, but are not limited to, taxes, credit approval procedures, Customer credits, termination liability, and limitations with respect to the assignment of the Service. The tariffs may be modified from time to time by WorldCom in accordance with law and thereby affect the Private Line Service furnished to Customer.

2. TERMS AND CONDITIONS: The parties agree that the terms and conditions of this Agreement shall supplement, or to the extent they are inconsistent with the Tariffs, supersede the terms and conditions of the Tariffs.

3.   REVENUE PLAN COMMITMENT SERVICE TERM/COMMENCEMENT:

     Minimum Monthly Commitment:        $50,000.00
     (Based on Customer's monthly Qualifying Charges before the application of discounts.)

     Customer Commitment Period:        Thirty-Six (36) Month(s)

     Commencement Date: For the purpose of this Agreement, the "Commencement Date" will be the next billing cycle following the date this Agreement has been fully executed by both parties and Customer has received a satisfactory credit review and approval from WorldCom's Credit Department, and all security documentation, if any, required by WorldCom has been properly executed and delivered to WorldCom (collectively, the "Credit Review").

     Commitment Commencement Date: is to be three (3) months following the Commencement Date above

     Commitment Ending Date: is to be thirty-six (36) months following the Commitment Commencement Date above

4. LETTER OF AGENCY ("LOA"): The Undersigned [duly authorized representative of Customer] hereby authorizes WorldCom, if requested by Customer, to provision Customer's Local Access. This LOA supersedes all previous LOAs and shall remain in effect until canceled by Customer in writing.

5.   PROPRIETARY INFORMATION:

     (a) Confidential Information: The parties understand and agree that the terms and conditions of this Agreement, all documents referenced and invoices to Customer for Service provided hereunder, communications between the parties regarding this Agreement or the Service to be provided hereunder (including price quotes to Customer for any Service proposed to be provided or actually provided hereunder), as well as such information relevant to any other agreement between the parties (collectively "Confidential Information"), are confidential as between Customer and WorldCom.

     (b) Limited Disclosure: A party shall not disclose Confidential Information unless subject to discovery or disclosure pursuant to legal process, or to any party other than the directors, officers, and employees of a party or a party's agents including their respective brokers, lenders, insurance carriers or bona fide prospective purchasers who


             Terms and conditions contained herein will be offered
                  for fifteen (15) days from January 29, 1997
                 Mail to: Sales Contract Admin., WorldCom, Inc.,
                  515 East Amite, Suite 400, Jackson, MS 39201
have specifically agreed in writing to nondisclosure of the terms and conditions hereof. Any disclosure hereof required by legal process shall only be made after providing the non-disclosing party with notice thereof in order to permit the non-disclosing party to seek an appropriate protective order or exemption. Violation by a party or its agents of the foregoing provisions shall entitle the non-disclosing party, at its option, to obtain injunctive relief without a showing of irreparable harm or injury and without bond.

     (c) Press Releases: The parties further agree that any press release, advertisement or publication generated by a party regarding this Agreement, the Service provided hereunder or in which a party desires to mention the name of the other party or the other party's parent or affiliated company(ies), will be submitted to the non-publishing party for its written approval prior to publication.

     (d) Survival of Confidentiality: The provisions of this Section 5 will be effective as of the date of this Agreement and remain in full force and effect for a period which will be the longer of (i) one (1) year following the date of this Agreement, or (ii) one (1) year from the termination of all Service hereunder.

6. PRICING: (a) Rates for domestic Private Line Service during the Service Commitment Period are as described in the applicable Tariffs. Discounts for domestic Private Line Service shall be as described below.

     (b) Rates and discounts for International Private Line Service shall be as set forth in WorldCom's Service Orders.

A.   WORLDCOM PRIVATE LINE - DS-0 PRICE SCHEDULE
     (based on THREE (3) years/$50,000 Total Minimum Monthly Commitment)

Monthly Volume           DS-0 Discount Schedule
--------------           ----------------------
$45,000 - $54,999                  17%
$55,000 - $69,999                  18%
$70,000 - $84,999                  19%
$85,000 - $99,999                  20%
$100,000 & OVER                    21%

B.   WORLDCOM PRIVATE LINE - FT-1 PRICE SCHEDULE
     (based on THREE (3) years/$50,000 Total Minimum Monthly Commitment)

Monthly Volume           FT-1 Discount Schedule
--------------           ----------------------
$50,000 - $59,999                  25%
$60,000 - $69,999                  26%
$70,000 - $79,999                  27%
$80,000 - $89,999                  28%
$90,000 - $99,999                  29%
$100,000 & OVER                    30%

Multi-Channel Discounts
     # Channels                 Discounts
-----------------------         ---------
     2-3                           7.5%
     4-7                          15.0%
     8-11                         20.0%
     12 & OVER                    35.0%


             Terms and conditions contained herein will be offered
                  for fifteen (15) days from January 29, 1997
                 Mail to: Sales Contract Admin., WorldCom, Inc.,
                  515 East Amite, Suite 400, Jackson, MS 39201

C.   WORLDCOM PRIVATE LINE - DS-1 PRICE SCHEDULE
     (based on THREE (3) years/$50,000 Total Minimum Monthly Commitment)

Monthly Volume           DS-1 Discount Schedule
--------------           ----------------------
$50,000                           46%

D.   WORLDCOM PRIVATE LINE - DS-3 DISCOUNT SCHEDULE
     (based on THREE (3) years/$50,000 Total Minimum Monthly Commitment)

Monthly Volume           DS-3 Discount Schedule
--------------           ----------------------
$50,000                           35%

IN WITNESS WHEREOF, the parties have signed this Agreement and the individuals signing below warrant and represent that they have the full legal and regulatory authority to enter into this Agreement for and on behalf of the respective parties.

WORLDCOM, INC.                          ICON CMT CORP.

/s/ Frank M. Grillo                     /s/ Ari Horowitz
------------------------------          ------------------------------
     (Authorized Signature)                  (Authorized Signature)

      FRANK M. GRILLO                    Ari Horowitz, Vice President
------------------------------          ------------------------------
     (Print Name)                               (Print Name)

         2/11/97                                  2/5/97
------------------------------          ------------------------------
     (Date Received)                           (Date Signed)


             Terms and conditions contained herein will be offered
                  for fifteen (15) days from January 29, 1997
                 Mail to: Sales Contract Admin., WorldCom, Inc.,
                  515 East Amite, Suite 400, Jackson, MS 39201